                                                                    Exhibit 23.1




As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this Amendment No. 4 to Form S-4 filed on registration statement No. 333-18859.


                                                             ARTHUR ANDERSEN LLP

New York, New York
February 19, 1997